AMENDMENT NO. 2 TO THE CREDIT AGREEMENT
AMENDMENT NO. 2 to the CREDIT AGREEMENT, dated as of March 1, 2023 (this “Amendment”), is made by and among HALOZYME THERAPEUTICS, INC., a Delaware corporation (the “Borrower”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS, reference is hereby made to the Credit Agreement, dated as of May 24, 2022 (as amended by Amendment No. 1, dated as of August 18, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof prior to the date hereof, the “Credit Agreement”), among the Borrower, the Guarantors from time to time party thereto, the Administrative Agent, the Swing Line Lender, each Lender and L/C Issuer from time to time party thereto;
WHEREAS, Section 11.01 of the Credit Agreement provides that if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of the Credit Agreement, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Borrower desire to amend the Credit Agreement in accordance with Section 11.01 as further described herein;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This Amendment is a “Loan Document” as defined under the Credit Agreement.
Section 2.Amendments. Subject to the terms and conditions to effectiveness set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
(a)The definition of “Hedge Bank” in Section 1.01 of the Credit Agreement is hereby amended     and restated as follows:
“Hedge Bank” means any Person that, at the time it enters into any Swap Contract permitted under Article VI or VII is the Administrative Agent, a Lender or an Affiliate of a Lender or Administrative Agent, in its capacity as a party to such Swap Contracts.
(b)     The definition of “Secured Hedge Agreement” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
“Secured Hedge Agreement” means any Swap Contract permitted under Article VI or VII that is entered into by and between any Loan Party or Subsidiary of a Loan Party and any Hedge Bank.
Section 3.Effectiveness. This Amendment shall become effective on the date that the Administrative Agent shall have received this Amendment, duly executed by the Borrower and the Administrative Agent.
[Signature Page to Amendment No. 2 to the Credit Agreement]

Section 4.Amendment, Modification and Waiver. After the effectiveness hereof, this Amendment may not be amended, modified or waived except in accordance with Section 11.01 of the Credit Agreement.
Section 5.Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Loan Document. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.
Section 6.GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL; ETC. Section 11.14 and Section 11.15 of the Credit Agreement is hereby incorporated mutatis mutandis and shall apply hereto.
Section 7.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 8.Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, but all of which taken together shall constitute the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic means, including by email with a “pdf” copy thereof attached, shall constitute an original for purposes hereof. The words “execution,” “signed,” “signature” and words of like import in this Amendment relating to the execution and delivery of this Amendment shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 9.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
HALOZYME THERAPEUTICS, INC., as Borrower
By:
    Name: Nicole LaBrosse
    Title:     Senior Vice President, CFO

[Signature Page to Amendment No. 2 to the Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
    Title:
[Signature Page to Amendment No. 2 to the Credit Agreement]